UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 14, 2015 (December 14, 2015)
________________________________

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)
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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		757-629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On December 14, 2015, Norfolk Southern Corporation sent to Canadian Pacific Railway a letter rejecting Canadian Pacific's December 7, 2015, revised, reduced proposal to acquire Norfolk Southern.  The revised, reduced proposal reflects a value of approximately $88.52 per Norfolk Southern share based on the closing price of Canadian Pacific shares on Friday, December 11, 2015, the last trading day prior to the date hereof.

A copy of the letter is attached as Exhibit 99.1, as well as an imaged copy of the letter attached as Exhibit 99.2, to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Norfolk Southern Corporation letter to Canadian Pacific Railway dated December 14, 2015
99.2	Imaged copy of the letter from Norfolk Southern Corporation to Canadian Pacific Railway dated December 14, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name:  Denise W. Hutson
Title:    Corporate Secretary
Date:  December 14, 2015

EXHIBIT INDEX

Exhibit Number	Description
99.1	Norfolk Southern Corporation letter to Canadian Pacific Railway dated December 14, 2015
99.2	Imaged copy of the letter from Norfolk Southern Corporation to Canadian Pacific Railway dated December 14, 2015